Exhibit 10.9
FOURTH AMENDMENT TO AGREEMENT
FOR PURCHASE AND SALE
WESLEY VILLAGE APARTMENTS

THIS FOURTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this “Fourth Amendment”) is made and entered into as of February 15, 2017 (the “Amendment Effective Date”) by and between KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership formerly known as KBS LEGACY PARTNERS WESLEY LLC, a Delaware limited liability company, and KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company (collectively, “Seller”), and BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company (“Buyer”).

WHEREAS, the Buyer and Seller entered into that certain Agreement for Purchase and Sale having an Effective Date of December 29, 2016, that certain Reinstatement and First Amendment to Agreement for Purchase and Sale dated January 30, 2017, that certain Second Amendment to Agreement for Purchase and Sale dated February 8, 2017 and that certain Third Amendment to Agreement for Purchase and Sale dated February 10, 2017 (together, the “Agreement”).

WHEREAS, the Buyer and Seller have mutually agreed to further amend the Agreement.

NOW, THEREFORE, in consideration of the agreement set forth herein and for TEN and NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follow:

1.Capitalized Terms. All capitalized terms used in this Fourth Amendment but not otherwise defined shall have their same meanings as set forth in the Agreement.
2.Approval Date. Notwithstanding anything contained in the Agreement to the contrary, the Approval Date is hereby extended to 5:00 Pacific Time on February 17, 2017. The extension of the Approval Date to February 17th is to permit Buyer to finish its review and due diligence with respect to the current flood zones applicable to the Property and pricing of flood insurance related thereto (together, the “Flood Condition”). Notwithstanding anything in the Agreement to the contrary, the Buyer’s election to terminate at any time on or before the Approval Date as a result of the Flood Condition, which was previously objected to in connection with the Buyer’s notice of Objectionable Title Matters, shall constitute a Full Refund Event.
3.Counterparts. This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall be deemed one and the same instrument. Facsimile or electronic signatures on this Fourth Amendment shall be treated as and given full force and effect as original signatures.

4.Entire Agreement. This Fourth Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as modified in this Fourth Amendment, all terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms and conditions of the Agreement and this Fourth Amendment, this Fourth Amendment shall govern.
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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the Amendment Effective Date.
SELLER:

KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership

BY:	KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company, its general partner

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By: /s/ Guy K. Hays
Name: Guy K. Hays
Title: Executive Vice President

KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By: /s/ Guy K. Hays
Name: Guy K. Hays
Title: Executive Vice President

Signature page – Fourth Amendment to Agreement for Purchase and Sale (Legacy Wesley Village Apartments)

BUYER:

BLUEROCK REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Jordan Ruddy

Name:	Jordan Ruddy

Title:	Authorized Signatory

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Signature page – Fourth Amendment to Agreement for Purchase and Sale (Legacy Wesley Village Apartments)